                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ________________________



                                  FORM 8-K/A

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                October 6, 1997



                               FMC CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



               Delaware                1-2376           94-0479804
   ----------------------------     ------------     ----------------
   (State or other jurisdiction     (Commission      (I.R.S. Employer
        of incorporation)           File Number)    Identification No.)



             200 East Randolph Drive, Chicago, Illinois     60601
            ------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code

This Form 8-K/A amends Form 8-K (dated October 6, 1997 and filed by Registrant on October 8, 1997) by providing (1) additional information regarding Registrant's sale of United Defense, L.P. as required under Item 2, and (2) pro forma financial information and exhibits related to such sale as required under Items 7(b) and (c), respectively.

Item 2.  Acquisition or Disposition of Assets

On August 25, 1997, FMC Corporation (the "company" or "FMC"), Harsco Corporation, Harsco UDLP Corporation (together with Harsco Corporation, "Harsco"), and Iron Horse Acquisition Corp., an affiliate of The Carlyle Group ("Carlyle"), signed a definitive agreement for the sale of United Defense, L.P. ("United Defense" or "UDLP") and certain other assets to Carlyle for approximately $850 million. The transaction closed on October 6, 1997.

FMC was the managing general partner and 60 percent owner of United Defense, which was formed in 1994 by combining FMC's Defense Systems Group with Harsco's BMY Combat Systems Division. Harsco owned the remaining 40 percent of UDLP. United Defense supplies ground combat and naval weapons systems for the U.S. and military customers around the world.

The sale proceeds consist of approximately $800 million cash, to be adjusted based on certain audited closing balance sheet items as of October 6, 1997, and a $50 million note payable to FMC by Carlyle upon the finalization of certain international joint venture agreements. Of the estimated proceeds, FMC will receive $460 million cash (subject to adjustment) and the note, which FMC expects to collect in 1998.

In addition to its interest in the UDLP joint venture, FMC also sold to Carlyle as part of UDLP its wholly-owned Corporate Technology Center ("CTC"). FMC also agreed to contract for certain research services with CTC in the future. FMC also transferred approximately 94 of its CTC, corporate legal and defense audit staff to UDLP in conjunction with the disposition of UDLP. These staff primarily performed defense-related duties while at FMC.

After deducting its investment in UDLP and providing for transaction costs, results reported by UDLP during the pre-sale period subsequent to the measurement date, valuation reserves against certain retained properties, and other costs, FMC estimates it will recognize a gain of approximately $300 million ($170 million after tax) during the fourth quarter of 1997. As previously discussed, such estimates are subject to final audits and resolution of closing issues in accordance with the sales contract. FMC has not determined the ultimate use of the sale proceeds, but currently expects to use cash received to retire variable rate debt or commercial paper, contribute towards a recently-announced common stock repurchase program, and/or invest in short-term instruments.

Item 7.  Financial Statements and Exhibits

(b) The following unaudited, pro forma consolidated financial statements are filed with this report:

Pro Forma Consolidated Statements of Income:

  For the Year Ended December 31, 1996............................   Page 4
  For the Year Ended December 31, 1995............................   Page 5
  For the Year Ended December 31, 1994............................   Page 6
  For the Six Months Ended June 30, 1997..........................   Page 7
  For the Six Months Ended June 30, 1996..........................   Page 8

Pro Forma Condensed Consolidated Balance Sheet at June 30,
 1997.............................................................   Page 9

Notes to the Unaudited Pro Forma Consolidated Financial
 Statements.......................................................   Page 10

The unaudited, pro forma consolidated financial statements are presented for informational purposes only and do not purport to be indicative of the results of operations which would actually have been obtained if the transaction had occurred in the periods indicated below or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumptions used herein.

The unaudited, pro forma consolidated statements of income for the years ended December 31, 1996, 1995 and 1994, and the six months ended June 30, 1997 and 1996, give effect to:

  i. the elimination of the results of operations of United Defense, L.P., a partnership owned 60% by FMC, and certain related operations, which were sold as described in Item 2 and in the accompanying notes, and

  ii.  the related pro forma adjustments described in the accompanying notes.

The pro forma results of operations are presented assuming that the disposition had been completed as of the beginning of the respective periods. These statements include all material adjustments necessary to restate the historical results to accommodate these assumptions.

The unaudited, pro forma, condensed, consolidated balance sheet as of June 30, 1997 gives effect to the sale of United Defense, L.P. and certain related operations and the related pro forma adjustments described in Item 2 and the accompanying notes. The balance sheet is presented as though the transaction had occurred on June 30, 1997.

These statements should be read in conjunction with the historical financial statements and accompanying notes of the Registrant, as previously filed.

FMC Corporation and Consolidated Subsidiaries
---------------------------------------------
Pro Forma Consolidated Statement of Income (Unaudited)
------------------------------------------------------
Year Ended December 31, 1996
----------------------------
(In millions, except per share data)
------------------------------------

                                                         Pro Forma
                                               -----------------------------
                                 Historical       Defense                                       FMC
                                     FMC          Segment      Adjustments      Footnote     Pro Forma
                                -------------  -------------  --------------  ------------  -----------
Revenue:
    Sales                            $4,969.4       $1,018.8                                   $3,950.6
    Other revenue                       111.2           31.6                                       79.6
                                     --------       --------                                   --------

    Total revenue                     5,080.6        1,050.4                                    4,030.2
                                     --------       --------                                   --------

Costs and expenses:
    Cost of sales                     3,726.0          796.7                                    2,929.3
    Selling, general and
     administrative
     expenses                           692.7          106.8                                      585.9
    Research and
     development                        189.4           12.9                                      176.5
                                     --------       --------                                   --------

    Total costs and
     expenses                         4,608.1          916.4                                    3,691.7
                                     --------       --------                                   --------

Income from continuing
 operations before minority
 interests, net interest
 expense and income taxes               472.5          134.0                                      338.5

    Minority interests                   56.9           47.2                                        9.7
    Net interest expense                 93.0              -         $(20.6)  2.C.                 72.4
                                     --------       --------         ------                    --------

Income from continuing
 operations before income
 taxes                                  322.6           86.8           20.6                       256.4
Provision for income taxes              104.5           31.5            8.3   2.C.                 81.3
                                     --------       --------         ------                    --------

Income from continuing
 operations                          $  218.1       $   55.3         $ 12.3                    $  175.1
                                     ========       ========         ======                    ========

Earnings per common share
 from continuing operations          $   5.73                                                  $   4.60
                                     ========                                                  ========

Average number of shares                 38.1                                                      38.1
                                     ========                                                  ========

See notes to pro forma consolidated financial statements.

FMC Corporation and Consolidated Subsidiaries
---------------------------------------------
Pro Forma Consolidated Statement of Income (Unaudited)
------------------------------------------------------
Year Ended December 31, 1995
----------------------------
(In millions, except per share data)
------------------------------------

                                                         Pro forma
                                               ------------------------------
                                 Historical        Defense                                       FMC
                                     FMC           Segment        Adjustments   Footnote      Pro Forma
                                -------------      -------        -----------   --------      ---------
Revenue:
    Sales                            $4,450.8         $968.2                                    $3,482.6
    Other revenue                        56.9           21.4                                        35.5
                                     --------         ------                                    --------

    Total revenue                     4,507.7          989.6                                     3,518.1
                                     --------         ------                                    --------

Costs and expenses:
    Cost of sales                     3,267.3          726.8                                     2,540.5
    Selling, general and
     administrative
     expenses                           631.3           98.1                                       533.2
    Research and
     development                        187.8           12.4                                       175.4
    Restructuring and other
     charges                            134.5              -                                       134.5
                                     --------         ------                                    --------

    Total costs and
     expenses                         4,220.9          837.3                                     3,383.6
                                     --------         ------                                    --------

Income from continuing
 operations before minority
 interests, net interest
 (income) expense, gain on
 sale of FMC Wyoming stock
 and income taxes                       286.8          152.3                                       134.5

    Minority interests                   58.7           53.6                                         5.1
    Net interest (income)
     expense                             74.6           (1.8)         $(22.9)  2.C.                 53.5
    Gain on sale of FMC
     Wyoming stock                       99.7              -               -                        99.7
                                     --------         ------          ------                    --------

Income from continuing
 operations before income
 taxes                                  253.2          100.5            22.9                       175.6
Provision for income taxes               35.7           37.7             9.2  2.C.                   7.2
                                     --------         ------          ------                    --------

Income from continuing
 operations                          $  217.5         $ 62.8          $ 13.7                    $  168.4
                                     ========         ======          ======                    ========

Earnings per common share
 from continuing operations          $   5.77                                                   $   4.47
                                     ========                                                   ========

Average number of shares                 37.7                                                       37.7
                                     ========                                                   ========



See notes to pro forma consolidated financial statements.

FMC Corporation and Consolidated Subsidiaries
---------------------------------------------
Pro Forma Consolidated Statement of Income (Unaudited)
------------------------------------------------------
Year Ended December 31, 1994
----------------------------
(In millions, except per share data)
------------------------------------

                                                         Pro forma
                                               ------------------------------
                                   Historical        Defense                                       FMC
                                       FMC           Segment       Adjustments     Footnote     Pro Forma
                                   ----------        -------       -----------     --------     ---------
Revenue:
    Sales                            $3,949.9       $1,080.5                                    $2,869.4
    Other revenue                        39.4           10.5                                        28.9
                                     --------       --------                                    --------

    Total revenue                     3,989.3        1,091.0                                     2,898.3

Costs and expenses:
    Cost of sales                     2,874.0          798.6                                     2,075.4
    Selling, general and
     administrative
     expenses                           568.4          108.0                                       460.4
    Research and
     development                        166.8           16.3                                       150.5
                                     --------       --------                                    --------

    Total costs and
     expenses                         3,609.2          922.9                                     2,686.3
                                     --------       --------                                    --------

Income from continuing
 operations before minority
 interests, net interest
 (income) expense and income
 taxes                                  380.1          168.1                                       212.0

    Minority interests                   61.3           59.7                                         1.6
    Net interest (income)
     expense                             57.1           (2.4)         $(22.9)  2.C.                 36.6
                                     --------       --------          ------                    --------

Income from continuing
 operations before income
 taxes                                  261.7          110.8            22.9                       173.8
Provision for income taxes               85.5           43.9             9.2   2.C.                 50.8
                                     --------       --------          ------                    --------

Income from continuing
 operations                          $  176.2       $   66.9          $ 13.7                    $  123.0
                                     ========       ========          ======                    ========

Earnings per common share
 from continuing operations          $   4.73                                                   $   3.31
                                     ========                                                   ========

Average number of shares                 37.2                                                       37.2
                                     ========                                                   ========



See notes to pro forma consolidated financial statements.

FMC Corporation and Consolidated Subsidiaries
---------------------------------------------
Pro Forma Consolidated Statement of Income (Unaudited)
------------------------------------------------------
Six Months Ended June 30, 1997
------------------------------
(In millions, except per share data)
------------------------------------


                                                         Pro forma
                                               ------------------------------
                                   Historical        Defense                                       FMC
                                       FMC           Segment       Adjustments     Footnote     Pro Forma
                                   ----------        -------       -----------     --------     ---------
Revenue:
    Sales                            $2,735.8         $608.6                                   $2,127.2
    Other revenue                        40.0           11.9                                       28.1
                                     --------         ------                                   --------

    Total revenue                     2,775.8          620.5                                    2,155.3
                                     --------         ------                                   --------

Costs and expenses:
    Cost of sales                     2,065.1          481.5                                    1,583.6
    Selling, general and
     administrative
     expenses                           363.3           45.9                                      317.4
    Research and
     development                         89.3            6.3                                       83.0
                                     --------         ------                                   --------

    Total costs and
     expenses                         2,517.7          533.7                                    1,984.0
                                     --------         ------                                   --------

Income from continuing
 operations before minority
 interests, net interest
 expense and income taxes               258.1           86.8                                      171.3

    Minority interests                   40.6           35.4                                        5.2
    Net interest expense                 58.8              -         $(10.5)  2.C.                 48.3
                                     --------         ------         ------                    --------

Income from continuing
 operations before income
 taxes                                  158.7           51.4           10.5                       117.8
Provision for income taxes               46.0           20.6            4.2   2.C.                 29.6
                                     --------         ------         ------                    --------

Income from continuing
 operations                          $  112.7         $ 30.8         $  6.3                    $   88.2
                                     ========         ======         ======                    ========

Earnings per common share
 from continuing operations          $   2.95                                                  $   2.31
                                     ========                                                  ========

Average number of shares                 38.2                                                      38.2
                                     ========                                                  ========



See notes to pro forma consolidated financial statements.

FMC Corporation and Consolidated Subsidiaries
---------------------------------------------
Pro Forma Consolidated Condensed Statement of Income (Unaudited)
----------------------------------------------------------------
Six Months Ended June 30, 1996
------------------------------
(In millions, except per share data)
------------------------------------

                                                         Pro forma
                                               -----------------------------
                                   Historical        Defense                                      FMC
                                       FMC           Segment      Adjustments     Footnote     Pro Forma
                                   ----------        -------      -----------     --------     ---------
Revenue:
    Sales                            $2,345.0         $510.1                                   $1,834.9
    Other revenue                        54.9           30.3                                       24.6
                                     --------         ------                                   --------

    Total revenue                     2,399.9          540.4                                    1,859.5

Costs and expenses:
    Cost of sales                     1,744.8          401.4                                    1,343.4
    Selling, general and
     administrative
     expenses                           325.7           51.0                                      274.7
    Research and
     development                         89.3            6.0                                       83.3
                                     --------         ------                                   --------

    Total costs and
     expenses                         2,159.8          458.4                                    1,701.4
                                     --------         ------

Income from continuing
 operations before minority
 interests, net interest
 expense and income taxes               240.1           82.0                                      158.1

    Minority interests                   35.5           31.4                                        4.1
    Net interest expense                 45.3              -         $(10.3)  2.C.                 35.0
                                     --------         ------         ------                    --------

Income from continuing
 operations before income
 taxes                                  159.3           50.6           10.3                       119.0
Provision for income taxes               45.1           16.6            4.1   2.C.                 32.6
                                     --------         ------         ------                    --------

Income from continuing
 operations                          $  114.2         $ 34.0         $  6.2                    $   86.4
                                     ========         ======         ======                    ========

Earnings per common share
 from continuing operations          $   3.00                                                  $   2.27
                                     ========                                                  ========

Average number of shares                 38.0                                                      38.0
                                     ========                                                  ========



See notes to pro forma consolidated financial statements.

FMC Corporation and Consolidated Subsidiaries
---------------------------------------------
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
----------------------------------------------------------
June 30, 1997
-------------
(In millions, except share and per share data)

                                                               Pro forma
                                                         -----------------------
                                           Historical    Defense                                    FMC
                                              FMC        Segment     Adjustments    Footnote    Pro Forma
                                          -----------    -------     -----------    --------    ---------
Assets:
Current assets:
  Cash and cash equivalents                 $  105.6      $     -       $ (55.1)      2.G.      $   50.5
  Trade receivables, net of
   allowance of $11.7 (pro forma
   $11.6)                                      985.2        (68.0)                                 917.2
  Inventories                                  893.4       (344.9)                                 548.5
  Other current assets                         159.2         (7.9)         50.0       2.E.         201.3
  Deferred income taxes                         80.5            -           9.6       2.F.          90.1
                                            --------      -------       -------                 --------
 Total current assets                        2,223.9       (420.8)          4.5                  1,807.6

Investments                                     52.5         (3.6)                                  48.9
Net assets of discontinued
 operation                                         -         95.6         (95.6)      2.A.             -
Net property, plant and equipment at cost    1,958.1       (115.1)                               1,843.0
Goodwill and intangible assets                 470.1        (28.9)                                 441.2
Other assets and deferred income
 taxes                                         288.3        (39.3)         14.1       2.F.         263.1
                                            --------      -------       -------                 --------
Total assets                                $4,992.9      $(512.1)      $ (77.0)                $4,403.8
                                            ========      =======       =======                 ========

Liabilities and Stockholders'
 Equity:
Current liabilities:
  Short-term and current debt               $  387.9      $     -                               $  387.9
  Accounts payable, trade and other            945.7       (344.2)                                 601.5
  Accrued and other current
   liabilities and taxes payable               614.5        (70.9)      $ 177.7       2.F.         721.3
                                            --------      -------       -------                 --------
 Total current liabilities                   1,948.1       (415.1)        177.7                  1,710.7

Long-term debt, less current
 portion                                     1,315.1            -        (460.0)      2.C.         855.1
Accrued pension and other
 liabilities                                   490.8        (11.3)                                 479.5
Reserve for discontinued operations            174.8            -          35.3       2.D.         210.1
Minority interests in consolidated
 companies                                     144.2        (85.7)                                  58.5
Stockholders' equity:
  Preferred stock, no par value,
   authorized 5,000,000 shares;
   no shares issued                                -            -                                      -
  Common stock, $0.10 par value,
   authorized 60,000,000 shares;
   issued 37,664,542                             3.8            -                                    3.8
  Capital in excess of par value               129.2            -                                  129.2
  Retained earnings                            919.5            -         170.0      2.B.        1,089.5
  Foreign currency translation adj.           (113.0)           -                                 (113.0)
  Treasury stock, common at cost;
   452,891 shares                              (19.6)           -                                  (19.6)
                                            --------      -------        ------                 --------
   Total stockholders' equity                  919.9            -         170.0                  1,089.9
                                            --------      -------        ------                 --------
Total liabilities and stockholders'
 equity                                     $4,992.9      $(512.1)       $(77.0)                $4,403.8
                                            ========      =======        ======                 ========

See accompanying notes to pro forma consolidated financial statements.

FMC Corporation and Consolidated Subsidiaries
---------------------------------------------
Notes to Unaudited Pro Forma Consolidated Financial Statements
--------------------------------------------------------------


Note 1:  Basis of Presentation
------------------------------
The accompanying pro forma financial statements are presented in accordance with
Article 11 of Regulation S-X.

The unaudited, pro forma consolidated statements of income for the years ended December 31, 1996, 1995 and 1994, and the six months ended June 30, 1997 and 1996, were prepared assuming the disposition of the company's 60% interest in United Defense, L.P. had been completed as of the beginning of the respective periods. The unaudited, pro forma condensed, consolidated balance sheet as of June 30, 1997 assumes the transaction had been completed on June 30, 1997. The unaudited, pro forma consolidated financial statements were prepared based upon historical financial information from the consolidated FMC and United Defense, L.P. financial statements as of and for the periods indicated above. The unaudited, pro forma, consolidated financial statements should be read in conjunction with the historical, consolidated financial statements of FMC Corporation, as previously filed.


Note 2:  Pro Forma Adjustments
------------------------------
The following pro forma adjustments have been made to the pro forma consolidated financial statements:

A. Elimination of the results of operations of the company's Defense Systems segment (which includes United Defense, L.P., a partnership owned 60% by FMC, as described in Item 2), and of the assets, liabilities and net worth attributable to the segment. (See "Defense Segment" column on pro forma consolidated financial statements.)

B. Assumed after-tax gain on the transaction estimated at $170 million at June 30, 1997, noting that such gain amount is estimated based on final proceeds to be determined in accordance with the sale agreement and subject to audit, which amount has not yet been finalized. The pro forma condensed, consolidated balance sheet reflects the estimated after-tax gain on the sale only to the extent it affects the company's equity at June 30, 1997.

C. Assumed after-tax proceeds from the transaction of $375 million for each period presented, noting that such proceeds are estimated based on final proceeds determined in accordance with the sale agreement and subject to post-closing audit, which amount has not yet been finalized. Use of the net cash proceeds from the sale to reduce FMC's long-term debt outstanding under its revolving term credit facility, commercial paper obligations and other debt issues, and the related income tax effect; reduction in related interest expense is based on the weighted average rates of interest associated with specific debt assumed to be paid of 5.6%, 5.5%, 6.1% and 6.1% in 1997, 1996, 1995 and 1994, respectively.

D. Recognition of liabilities associated with the discontinued Defense Systems segment.

E. Recognition of a $50 million short-term note receivable from the buyer.

F. Recognition of accrued liabilities related to closing and other costs, and of income tax payable and deferred income taxes on the transaction.

G. Payment of intercompany loan of $55.1 million.

(c)  See Exhibit Index

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FMC CORPORATION



                              By  /s/ Michael J. Callahan
                                -------------------------------
                                 Michael J. Callahan
                                 Executive Vice President and
                                 Chief Financial Officer



Date:  October 16, 1997

Exhibit Index

Number in
Exhibit Table      Description
-------------      -----------

2.1 Purchase Agreement, dated as of August 25, 1997, by and among FMC Corporation, Harsco Corporation, Harsco UDLP Corporation and Iron Horse Acquisition Corp.

10.1               Supplemental Agreement No. 1 to Purchase Agreement, dated as of
                   August 25, 1997, by and among FMC Corporation, Harsco
                   Corporation, Harsco UDLP Corporation and Iron Horse Acquisition
                   Corp. (confidential portions omitted pursuant to a Confidential
                   Treatment Request separately filed with the Commission).

10.2               Allocation and Contribution Agreement, dated as of August 25,
                   1997, by and among FMC Corporation, Harsco Corporation and
                   Harsco UDLP Corporation (confidential portions omitted pursuant to a Confidential Treatment Request separately filed with the Commission).